Klaviyo Announces Second Quarter 2025 Financial Results

Second quarter revenue of $293.1 million, representing 32% year-over-year growth
Raises FY25 revenue guidance to $1.195 billion to $1.203 billion, for year-over-year growth of 27% to 28%

BOSTON, August 5, 2025 — Klaviyo (NYSE: KVYO), the only CRM built for consumer brands, today announced results for its second quarter ended June 30, 2025.

“Klaviyo delivered another standout quarter, with revenue growing 32% year-over-year to $293 million, underscoring the vital role our B2C CRM platform plays for over 176,000 customers globally,” said Andrew Bialecki, co-founder and CEO of Klaviyo. “Our AI-native platform is built to help brands personalize at scale—turning data into action in real time to drive measurable growth and deepen customer relationships. Across both Marketing and Service, we’re enabling brands to move faster, act smarter, and unlock entirely new possibilities for how they connect with consumers.”

Recent Business Highlights:
●Announced the public beta of Klaviyo Service, a disruptive suite of AI-powered tools that puts AI shopping agents, real-time customer data, and seamless service experiences within reach of every brand.
●Closed new and expanded existing customer accounts, such as Princess Polly, Winston Flowers, Loop Earplugs, and others during the quarter ended June 30, 2025.
●Over 176,000 customers were using Klaviyo to drive their own revenue growth as of June 30, 2025, compared to over 151,000 customers as of June 30, 2024.
●Continued growing our number of large customers, ending the quarter with 3,291 customers generating over $50,000 of ARR, compared to 2,386 at the end of the second quarter of 2024, an increase of 38% year-over-year.
●Drove continued international expansion with 42% year-over-year revenue growth in EMEA and APAC.
●Grew with our existing customer base, with NRR of 108% as of June 30, 2025.

“Our second quarter results underscore Klaviyo’s efficient growth at scale, as revenue increased 32% year-over-year to $293 million and we delivered more than $55 million in operating cash flow,” said Amanda Whalen, CFO of Klaviyo. “This outstanding performance, driven by broad-based strength across customers and significant international growth, validates the critical value our unified B2C CRM platform delivers.”

Second Quarter 2025 Financial Highlights:

$ in millions (except per share amounts)

Q2 FY25
Revenue	$293.1
YoY Growth	32%
Gross Profit	$221.9
Gross Margin	76%
Non-GAAP Gross Profit	$224.1
Non-GAAP Gross Margin	76%
Operating Loss	$(31.3)
Operating Margin	(11)%
Non-GAAP Operating Income	$40.9
Non-GAAP Operating Margin	14%
Net loss per share, basic and diluted	$(0.09)
Non-GAAP net income per share, basic	$0.17
Non-GAAP net income per share, diluted	$0.16
Cash from Operating Activities	$55.7
Free Cash Flow	$59.3

Financial Outlook

$ in millions	FY25-Q3 Guidance		FY25 Guidance
	Low	High	Low	High
Revenue	$297.0	$301.0	$1,195.0	$1,203.0
Year-over-year Growth Rate	26%	28%	27%	28%

Non-GAAP Operating Income	$32.5	$35.5	$144.0	$150.0
Non-GAAP Operating Margin	11%	12%	12%	12%

Fully Diluted Shares Outstanding (Millions)	309		308

Klaviyo has not provided a reconciliation of non-GAAP operating income guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Stock-based compensation-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change.

Dilutive Securities

Klaviyo has various dilutive securities. The table below details these securities (shares in millions; rounding differences may occur):

	Price as of June 30, 2025	Weighted Average Exercise Price	Shares
Share price	$33.58
Common stock outstanding as of 6/30/2025			299.6
Warrants outstanding			3.1
RSUs outstanding			18.4
Options outstanding		$2.25	2.6
ESPP shares outstanding			—
Total estimated fully diluted shares			323.7

We have excluded the impact of the Shopify investment option of 15,743,174 shares at $88.93 per share as it was out of the money as of June 30, 2025. The investment option expires on July 28, 2030.

Executive Leadership Update

Klaviyo also announced that on July 30, 2025, Steve Rowland informed the company of his intention to retire from his position as President. Mr. Rowland will remain in his role until December 31, 2025, following which he will remain at the company as a strategic advisor to help with the transition until March 31, 2026.

“Steve has been instrumental in our mid-market and enterprise growth, expanding our partner ecosystem, and building a world-class go-to-market team. During his time here, our revenue run rate grew from $660M to $1.1B. We're grateful for his impact and wish him the best in what's next,” said Bialecki.

“I’m incredibly proud of what we’ve accomplished together at Klaviyo. From the IPO to our continued momentum upmarket and expansion globally, it’s been a privilege to help shape such an important chapter. I look forward to supporting the team with a smooth transition in the coming months,” said Steve Rowland.

Conference Call Information

In conjunction with this announcement, Klaviyo will host a conference call for investors at 4:30 p.m. ET (1:30 p.m. PT) today to discuss the results for its second quarter ended June 30, 2025 and its outlook for its third quarter ending September 30, 2025 and fiscal year ending December 31, 2025. The live webcast and a replay of the webcast will be available at the Investor Relations section of Klaviyo’s website: https://investors.klaviyo.com (live and replay).

Select Defined Terms

Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.
Customers Generating Over $50,000 of ARR. We calculate our number of customers generating over $50,000 of ARR (as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over $50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.
Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure Dollar-Based Net Revenue Retention Rate to measure this growth.
About Klaviyo

Klaviyo (NYSE: KVYO) is the only CRM built for B2C brands. Powered by its built-in data platform and AI insights, Klaviyo combines marketing automation, analytics, and customer service into one unified solution, making it easy for businesses to know their customers and grow faster. Klaviyo (CLAY-vee-oh) helps relationship-driven brands like Mattel, Glossier, CorePower Yoga, Daily Harvest and 176,000+ others deliver 1:1 experiences at scale, improve efficiency, and drive revenue.

Source: Klaviyo, Inc.

Contact

Investor Relations
Andrew Zilli
ir@klaviyo.com

Press
Danielle Killick
press@klaviyo.com

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Other than statements of historical facts, all statements contained in this press release, including, but not limited to, statements about Klaviyo’s outlook for the third quarter of fiscal year 2025 ending September 30, 2025 and the full fiscal year ending December 31, 2025, and Klaviyo’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, potential market opportunities, and other similar matters, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “going to,” “guidance,” “intend,” “keep,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “shall,” “should,” “strategy,” “target,” “will,” “would,” or words of similar meaning or similar references to future periods may identify these forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements reflect management’s beliefs, expectations and assumptions about future events as of the date hereof, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risks include, among others, the following: our ability to achieve future growth and sustain our growth rate; our ability to successfully execute our business and growth strategy, such as the success of our investment in our key growth initiatives and our ability to recognize effective areas for growth; our ability to successfully integrate with third-party platforms; our relationships with third parties, such as our marketing agency and technology partners; unfavorable conditions in our industry; our ability to attract new customers, including mid-market and enterprise customers, retain revenue from existing customers and increase sales from both new and existing customers; our ability to leverage artificial intelligence and machine learning in our products; our ability to sustain strong international growth; the success of our marketing and sales strategies; costs and expenses associated with being a public company; the impact of macroeconomic factors, including tariffs; as well as other risks and uncertainties set forth under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission (the “SEC”), and the other filings and reports we make with the SEC from time to time, which may be obtained on our Investor Relations website at https://investors.klaviyo.com and on the SEC website at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor(s) may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In light of the risks, uncertainties, assumptions, and other factors, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Therefore, you should not rely on any of the forward-looking statements. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Other than as required by law, we assume no obligation to update any forward-looking statements contained in this press release in the event of new information, future developments or otherwise.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, basic, non-GAAP net income per share, diluted, free cash flow, and free cash flow margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please see the accompanying tables for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents.

Our non-GAAP gross profit, non-GAAP operating income, non-GAAP operating expenses, and non-GAAP net income exclude significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements, including, but not limited to, (i) amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) restructuring expenses. Our non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue. Our non-GAAP net income per share, basic, is calculated as non-GAAP net income divided by weighted average shares outstanding - basic for purposes of calculating non-GAAP net income per share. Our non-GAAP net income per share, diluted, is calculated as non-GAAP net income divided by weighted average shares outstanding - diluted for purposes of calculating non-GAAP net income per share. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment and capitalization of software development costs. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue.

Stock-based compensation expense includes the net effects of capitalization and amortization of stock-based compensation expense related to capitalized software. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of the compensation provided to our employees. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash expenses, we believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for meaningful comparisons between our operating results from period to period. When evaluating the performance of its business and making operating plans, Klaviyo does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on the amount of overall stockholder dilution than the accounting charges associated with such grants). The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Klaviyo’s control and that do not correlate to the operation of the business. The expense related to amortization of prepaid marketing expense of warrants issued to Shopify is dependent upon estimates and assumptions; therefore, Klaviyo believes non-GAAP measures that adjust for the amortization of prepaid marketing expense provide investors a consistent basis for comparison across accounting periods. Klaviyo believes that the economic impact of the partnership is best measured in the form of stockholder dilution and as such we have provided a reconciliation that shows the full dilutive impact of all outstanding equity instruments. Overall, Klaviyo believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

We believe that all these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to decision making by our management, who use these measures as important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Klaviyo’s business and an important part of the compensation provided to attract and retain its employees to create long-term incentive alignment with stockholders.

Klaviyo, Inc.
Condensed Consolidated Balance Sheet (Unaudited)
(In Thousands)
	As of
	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$935,516	$881,473
Restricted cash	—	375
Accounts receivable, net of allowance for doubtful accounts	58,843	43,095
Deferred contract acquisition costs, current	25,070	20,544
Prepaid expenses and other current assets	41,642	34,262
Total current assets	1,061,071	979,749
Property and equipment, net	$56,677	$48,200
Right-of-use assets, net	86,592	42,917
Deferred contract acquisition costs, non-current	36,799	32,527
Restricted cash, non-current	738	739
Prepaid marketing expense	143,098	153,346
Other non-current assets	12,907	15,830
Total assets	$1,397,882	$1,273,308
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$22,879	$14,579
Accrued expenses	89,563	99,828
Lease liabilities, current	19,086	20,989
Deferred revenue	82,711	64,497
Total current liabilities	214,239	199,893
Lease liabilities, non-current	80,101	32,449
Other non-current liabilities	6,790	6,979
Total liabilities	301,130	239,321
Stockholders' equity
Preferred stock	—	—
Common stock - Series A	117	89
Common stock - Series B	183	184
Additional paid-in capital	1,980,007	1,878,899
Accumulated deficit	(883,555)	(845,185)
Total stockholders' equity	1,096,752	1,033,987
Total liabilities and stockholders' equity	$1,397,882	$1,273,308

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended June 30,
	2025	2024
Revenue	$293,117	$222,213
Cost of revenue	71,236	50,271
Gross profit	221,881	171,942
Operating expenses:
Selling and marketing	126,632	94,501
Research and development	72,459	55,735
General and administrative	54,116	35,759
Total operating expenses	253,207	185,995
Operating loss	(31,326)	(14,053)
Other expense	(898)	(7)
Interest income	9,743	9,979
Total other income	8,845	9,972
Loss before income taxes	(22,481)	(4,081)
Provision for income taxes	1,800	861
Net loss	$(24,281)	$(4,942)

Net loss per share attributable to Series A and Series B common stockholders, basic and diluted	$(0.09)	$(0.02)
Weighted average common shares outstanding, basic and diluted	284,928,388	265,293,214

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Six Months Ended June 30,
	2025	2024
Revenue	$572,944	$432,206
Cost of revenue	138,936	95,209
Gross profit	434,008	336,997
Operating expenses:
Selling and marketing	250,159	186,359
Research and development	141,808	111,832
General and administrative	97,117	74,951
Total operating expenses	489,084	373,142
Operating loss	(55,076)	(36,145)
Other (expense) income	(1,562)	61
Interest income	19,002	19,525
Total other income	17,440	19,586
Loss before income taxes	(37,636)	(16,559)
Provision for income taxes	734	1,265
Net loss	$(38,370)	$(17,824)

Net loss per share attributable to Series A and Series B common stockholders, basic and diluted	$(0.14)	$(0.07)
Weighted average common shares outstanding, basic and diluted	279,674,052	263,319,667

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)
	Three Months Ended June 30,
	2025	2024
Operating activities
Net loss	$(24,281)	$(4,942)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	3,931	4,235
Non-cash operating lease costs	6,620	3,236
Amortization of deferred contract acquisition costs	7,222	4,463
Amortization of prepaid marketing expense	13,225	13,225
Bad debt (recovery) expense	(281)	349
Stock-based compensation expense	45,404	33,506
Other	—	10
Changes in operating assets and liabilities:
Accounts receivable	(4,653)	(6,334)
Deferred contract acquisition costs	(11,627)	(7,506)
Prepaid expenses, prepaid taxes, and other assets	1,403	(494)
Accounts payable	8,520	811
Accrued expenses	9,267	(211)
Deferred revenue	6,524	4,263
Operating lease liabilities	(5,899)	(3,930)
Other non-current liabilities	350	219
Net cash provided by operating activities	55,725	40,900
Investing activities
Acquisition of property and equipment	(2,060)	(769)
Capitalization of software development costs	(5,247)	(3,066)
Net cash used in investing activities	(7,307)	(3,835)
Financing activities
Proceeds from exercise of common stock options	589	721
Cash paid for finance leases	—	(6)
Proceeds from exercise of warrants	4	3
Employee taxes paid related to net share settlement of stock-based awards	(4,569)	(1,904)
Proceeds from employee stock purchase plan	2,641	1,873
Net cash (used in) provided by financing activities	(1,335)	687
Net increase in cash, cash equivalents, and restricted cash	47,083	37,752
Cash, cash equivalents, and restricted cash, beginning of period	889,171	756,877
Cash, cash equivalents, and restricted cash, end of period	$936,254	$794,629

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)
	Six Months Ended June 30,
	2025	2024
Operating activities
Net loss	$(38,370)	$(17,824)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	8,712	8,209
Non-cash operating lease costs	12,395	6,288
Amortization of deferred contract acquisition costs	13,830	8,396
Amortization of prepaid marketing expense	26,449	26,449
Gain on derecognition of asset retirement obligation	(588)	—
Loss on disposal of property and equipment	419	32
Bad debt expense	1,536	289
Stock-based compensation expense	83,731	69,133
Other	—	(11)
Changes in operating assets and liabilities:
Accounts receivable	(17,283)	(6,439)
Deferred contract acquisition costs	(22,628)	(14,748)
Prepaid expenses, prepaid taxes, and other assets	(4,504)	(7,332)
Accounts payable	9,204	(4,250)
Accrued expenses	(9,548)	(455)
Deferred revenue	18,214	6,682
Operating lease liabilities	(11,291)	(7,845)
Other non-current liabilities	(191)	508
Net cash provided by operating activities	70,087	67,082
Investing activities
Acquisition of property and equipment	(4,745)	(2,028)
Capitalization of software development costs	(10,303)	(5,032)
Net cash used in investing activities	(15,048)	(7,060)
Financing activities
Proceeds from exercise of common stock options	1,466	4,310
Cash paid for finance leases	—	(11)
Proceeds from exercise of warrants	7	7
Employee taxes paid related to net share settlement of stock-based awards	(8,948)	(13,769)
Proceeds from employee stock purchase plan	6,103	4,413
Net cash used in financing activities	(1,372)	(5,050)
Net increase in cash, cash equivalents, and restricted cash	53,667	54,972
Cash, cash equivalents, and restricted cash, beginning of period	882,587	739,657
Cash, cash equivalents, and restricted cash, end of period	$936,254	$794,629

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Three Months Ended June 30,
	2025	2024
Gross profit	$221,881	$171,942
Stock-based compensation	1,955	2,621
Employer payroll tax on employee stock transactions	248	180
Non-GAAP gross profit	$224,084	$174,743
Gross margin	75.7%	77.4%
Non-GAAP gross margin	76.4%	78.6%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Three Months Ended June 30,
	2025	2024
Operating loss	$(31,326)	$(14,053)
Stock-based compensation	45,404	33,506
Employer payroll tax on employee stock transactions	13,591	1,647
Amortization of prepaid marketing	13,225	13,225
Non-GAAP operating income	$40,894	$34,325
Operating margin	(10.7)%	(6.3)%
Non-GAAP operating margin	14.0%	15.4%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended June 30,
	2025	2024
Net loss	$(24,281)	$(4,942)
Stock-based compensation	45,404	33,506
Employer payroll tax on employee stock transactions	13,591	1,647
Amortization of prepaid marketing	13,225	13,225
Non-GAAP net income	$47,939	$43,436

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.17	$0.16
Diluted	$0.16	$0.15

Shares used in non-GAAP per share calculations:
Basic	284,928,388	265,293,214
Diluted	304,877,359	297,466,637

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Three Months Ended June 30,
	2025	2024
Selling and marketing	$126,632	$94,501
Stock-based compensation	(14,329)	(10,175)
Employer payroll tax on employee stock transactions	(898)	(472)
Amortization of prepaid marketing	(13,225)	(13,225)
Non-GAAP Selling and marketing	$98,180	$70,629

Research and development	$72,459	$55,735
Stock-based compensation	(18,643)	(13,053)
Employer payroll tax on employee stock transactions	(1,109)	(706)
Non-GAAP Research and development	$52,707	$41,976

General and administrative	$54,116	$35,759
Stock-based compensation	(10,477)	(7,657)
Employer payroll tax on employee stock transactions	(11,336)	(289)
Non-GAAP General and administrative	$32,303	$27,813

Total operating expenses	$253,207	$185,995
Stock-based compensation	(43,449)	(30,885)
Employer payroll tax on employee stock transactions	(13,343)	(1,467)
Amortization of prepaid marketing	(13,225)	(13,225)
Non-GAAP Total operating expenses	$183,190	$140,418

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Three Months Ended June 30,
	2025	2024
Cash provided by operating activities	$55,725	$40,900
Acquisition of property and equipment	(2,060)	(769)
Capitalization of software development costs	(5,247)	(3,066)
Employer taxes for executive option exercises	10,833	—
Free cash flow	$59,251	$37,065
Operating cash flow margin	19.0%	18.4%
Free cash flow margin	20.2%	16.7%

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Six Months Ended June 30,
	2025	2024
Gross profit	$434,008	$336,997
Stock-based compensation	3,712	4,999
Employer payroll tax on employee stock transactions	669	364
Non-GAAP gross profit	$438,389	$342,360
Gross margin	75.8%	78.0%
Non-GAAP gross margin	76.5%	79.2%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Six Months Ended June 30,
	2025	2024
Operating loss	$(55,076)	$(36,145)
Stock-based compensation	83,731	69,133
Employer payroll tax on employee stock transactions	18,201	4,230
Amortization of prepaid marketing	26,449	26,449
Non-GAAP operating income	$73,305	$63,667
Operating margin	(9.6)%	(8.4)%
Non-GAAP operating margin	12.8%	14.7%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Six Months Ended June 30,
	2025	2024
Net loss	$(38,370)	$(17,824)
Stock-based compensation	83,731	69,133
Employer payroll tax on employee stock transactions	18,201	4,230
Amortization of prepaid marketing	26,449	26,449
Non-GAAP net income	$90,011	$81,988

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.32	$0.31
Diluted	$0.29	$0.28

Shares used in non-GAAP per share calculations:
Basic	279,674,052	263,319,667
Diluted	305,291,843	295,680,113

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Six Months Ended June 30,
	2025	2024
Selling and marketing	$250,159	$186,359
Stock-based compensation	(26,426)	(21,459)
Employer payroll tax on employee stock transactions	(2,250)	(1,118)
Amortization of prepaid marketing	(26,449)	(26,449)
Non-GAAP Selling and marketing	$195,034	$137,333

Research and development	$141,808	$111,832
Stock-based compensation	(34,831)	(26,174)
Employer payroll tax on employee stock transactions	(3,225)	(1,952)
Non-GAAP Research and development	$103,752	$83,706

General and administrative	$97,117	$74,951
Stock-based compensation	(18,762)	(16,501)
Employer payroll tax on employee stock transactions	(12,057)	(796)
Non-GAAP General and administrative	$66,298	$57,654

Total operating expenses	$489,084	$373,142
Stock-based compensation	(80,019)	(64,134)
Employer payroll tax on employee stock transactions	(17,532)	(3,866)
Amortization of prepaid marketing	(26,449)	(26,449)
Non-GAAP Total operating expenses	$365,084	$278,693

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Six Months Ended June 30,
	2025	2024
Cash provided by operating activities	$70,087	$67,082
Acquisition of property and equipment	(4,745)	(2,028)
Capitalization of software development costs	(10,303)	(5,032)
Employer taxes for executive option exercises	10,833	—
Free cash flow	$65,872	$60,022
Operating cash flow margin	12.2%	15.5%
Free cash flow margin	11.5%	13.9%